COLLATERAL STRATIFICATION REPORT
                                   NoDoc Pool
                                   All records

================================================================================

--------------------------------------------------------------------------------
Pool Summary                          COUNT      UPB                %
--------------------------------------------------------------------------------
Non-Conforming                        103        $47,433,409.81     100.00%
--------------------------------------------------------------------------------
Total:                                103        $47,433,409.81     100.00%
--------------------------------------------------------------------------------
Data as of Date: 2003-04-01
AVG UPB: $460,518.54
GROSS WAC: 7.6339%
NET WAC: 7.063%
% SF/PUD: 92.94%
% FULL/ALT: 0.00%
% CASHOUT: 19.27%
% BUYDOWN: 0.00%
% LTV > 80 NO MI: 0.00%
WA LTV: 82.05%
% FICO > 679: 76.08%
% NO FICO: 0.00%
WA FICO: 708
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 0.00%
CALIFORNIA %: 22.65%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Product Type                          COUNT       UPB               %
--------------------------------------------------------------------------------
Fixed                                 103         $47,433,409.81    100.00%
--------------------------------------------------------------------------------
Total:                                103         $47,433,409.81    100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Original Balance                     COUNT       UPB                %
--------------------------------------------------------------------------------
$300,000.01 - $350,000.00             20         $6,751,073.69      14.23%
$350,000.01 - $400,000.00             22          8,260,530.69       17.42
$400,000.01 - $450,000.00             23          9,760,122.54       20.58
$450,000.01 - $500,000.00             19          9,154,860.85       19.30
$500,000.01 - $550,000.00              4          2,138,200.00        4.51
$550,000.01 - $600,000.00              4          2,316,558.29        4.88
$600,000.01 - $650,000.00              6          3,842,069.17        8.10
$650,000.01 - $700,000.00              1            659,994.58        1.39
$700,000.01 - $750,000.00              1            750,000.00        1.58
$750,000.01 - $800,000.00              1            800,000.00        1.69
$1,000,000.01 >=                       2          3,000,000.00        6.32
--------------------------------------------------------------------------------
Total:                               103        $47,433,409.81      100.00%
--------------------------------------------------------------------------------
Minimum: $324,750.00
Maximum: $1,500,000.00
Average: $460,642.32
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Unpaid Balance                       COUNT       UPB                %
--------------------------------------------------------------------------------
$300,000.01 - $350,000.00             20         $6,751,073.69      14.23%
$350,000.01 - $400,000.00             22          8,260,530.69       17.42
$400,000.01 - $450,000.00             23          9,760,122.54       20.58
$450,000.01 - $500,000.00             19          9,154,860.85       19.30
$500,000.01 - $550,000.00              4          2,138,200.00        4.51
$550,000.01 - $600,000.00              4          2,316,558.29        4.88
$600,000.01 - $650,000.00              6          3,842,069.17        8.10
$650,000.01 - $700,000.00              1            659,994.58        1.39
$700,000.01 - $750,000.00              1            750,000.00        1.58
$750,000.01 - $800,000.00              1            800,000.00        1.69
$1,000,000.01 >=                       2          3,000,000.00        6.32
--------------------------------------------------------------------------------
Total:                               103        $47,433,409.81      100.00%
--------------------------------------------------------------------------------
Minimum: $324,750.00
Maximum: $1,500,000.00
Average: $460,518.54
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Gross Rate                          COUNT         UPB               %
--------------------------------------------------------------------------------
6.126% - 6.250%                       2           $1,840,000.00     3.88%
6.251% - 6.375%                       2              987,000.00     2.08
6.376% - 6.500%                       3            1,562,500.00     3.29
6.501% - 6.625%                       2              840,400.00     1.77
6.626% - 6.750%                       3            1,174,910.10     2.48
6.751% - 6.875%                       3            1,146,000.00     2.42
6.876% - 7.000%                       2              882,500.00     1.86
7.001% - 7.125%                       1              473,100.00     1.00
7.126% - 7.250%                       7            3,158,443.73     6.66
7.251% - 7.375%                       9            5,355,600.75    11.29
7.376% - 7.500%                       8            3,947,063.75     8.32
7.501% - 7.625%                       3            1,176,251.38     2.48
7.626% - 7.750%                       9            3,723,538.10     7.85
7.751% - 7.875%                       5            2,008,525.00     4.23
7.876% - 8.000%                      10            4,350,405.00     9.17
8.001% - 8.125%                      13            5,477,650.00    11.55
8.126% - 8.250%                       8            3,648,750.00     7.69
8.251% - 8.375%                       7            2,871,995.00     6.05
8.376% - 8.500%                       3            1,280,027.00     2.70
8.501% - 8.625%                       2            1,072,750.00     2.26
8.626% - 8.750%                       1              456,000.00     0.96
--------------------------------------------------------------------------------
Total:                              103          $47,433,409.81   100.00%
--------------------------------------------------------------------------------
Minimum: 6.250%
Maximum: 8.750%
Weighted Average: 7.634%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Net Rate                            COUNT         UPB                %
--------------------------------------------------------------------------------
5.876% - 6.000%                       2           $1,840,000.00      3.88%
6.001% - 6.125%                       2              987,000.00      2.08
6.126% - 6.250%                       3            1,562,500.00      3.29
6.251% - 6.375%                       2              840,400.00      1.77
6.376% - 6.500%                       3            1,174,910.10      2.48
6.501% - 6.625%                       5            1,920,155.00      4.05
6.626% - 6.750%                       4            1,798,143.73      3.79
6.751% - 6.875%                       8            3,356,052.75      7.08
6.876% - 7.000%                       8            3,527,869.17      7.44
7.001% - 7.125%                      13            6,804,526.38     14.35
7.126% - 7.250%                      20            8,825,925.68     18.61
7.251% - 7.375%                       9            3,735,305.00      7.87
7.376% - 7.500%                       8            4,029,127.00      8.49
7.501% - 7.625%                      11            4,569,495.00      9.63
7.626% - 7.750%                       1              414,000.00      0.87
7.751% - 7.875%                       3            1,640,000.00      3.46
8.001% - 8.125%                       1              408,000.00      0.86
--------------------------------------------------------------------------------
Total:                              103          $47,433,409.81    100.00%
--------------------------------------------------------------------------------
Minimum: 6.000%
Maximum: 8.125%
Weighted Average: 7.063%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Original Term to Maturity             COUNT      UPB                 %
--------------------------------------------------------------------------------
360 - 360                             103        $47,433,409.81      100.00%
--------------------------------------------------------------------------------
Total:                                103        $47,433,409.81      100.00%
Minimum: 360
Maximum: 360
Weighted Average:    360
--------------------------------------------------------------------------------



The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================

                                 April 28, 2003                      Page 1 of 4

                        COLLATERAL STRATIFICATION REPORT
                                   NoDoc Pool
                                   All records

================================================================================

--------------------------------------------------------------------------------
Remaining Term to Stated Maturity   COUNT        UPB                 %
--------------------------------------------------------------------------------
301 - 359                             50         $22,714,225.81       47.89%
360 - 360                             53          24,719,184.00       52.11
--------------------------------------------------------------------------------
Total:                               103         $47,433,409.81      100.00%
--------------------------------------------------------------------------------
Minimum:   351
Maximum:   360
Weighted Average: 359
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
Seasoning                           COUNT         UPB               %
--------------------------------------------------------------------------------
<= 0                                  53          $24,719,184.00    52.11%
1 - 1                                 40           17,018,925.65    35.88
2 - 2                                  2              982,019.17     2.07
3 - 3                                  2            1,831,479.80     3.86
4 - 4                                  4            1,784,806.61     3.76
6 - 6                                  1              437,000.00     0.92
7 - 12                                 1              659,994.58     1.39
--------------------------------------------------------------------------------
Total:                               103          $47,433,409.81   100.00%
--------------------------------------------------------------------------------
Minimum:    0
Maximum:    9
Weighted Average:   1
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
FICO Scores                         COUNT          UPB              %
--------------------------------------------------------------------------------
620 - 629                             2            $803,159.88      1.69%
630 - 639                             2           1,420,069.17      2.99
640 - 649                             3           1,269,465.18      2.68
650 - 659                             3           1,163,230.38      2.45
660 - 669                             6           2,807,800.00      5.92
670 - 679                             9           3,881,000.00      8.18
680 - 689                            18           9,079,455.10     19.14
690 - 699                            10           4,244,077.00      8.95
700 - 709                             8           3,364,655.00      7.09
710 - 719                             3           1,339,025.00      2.82
720 - 729                             7           2,992,081.80      6.31
730 - 739                             9           4,095,550.00      8.63
740 - 749                             1             500,000.00      1.05
750 - 759                             8           3,462,555.00      7.30
760 - 769                             2             800,562.66      1.69
770 - 779                             6           3,871,978.43      8.16
780 - 789                             2             900,400.00      1.90
790 - 799                             2             705,000.00      1.49
800 - 809                             1             360,745.21      0.76
820 - 829                             1             372,600.00      0.79
--------------------------------------------------------------------------------
Total:                              103         $47,433,409.81    100.00%
--------------------------------------------------------------------------------
Minimum:    623
Maximum:    821
Weighted Average:   708
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Loan To Value Ratio                 COUNT       UPB                  %
--------------------------------------------------------------------------------
40.01% - 45.00%                       1          $442,000.00         0.93%
50.01% - 55.00%                       1         1,500,000.00         3.16
55.01% - 60.00%                       3         2,250,400.00         4.74
60.01% - 65.00%                       1           550,000.00         1.16
65.01% - 70.00%                      15         7,090,994.58        14.95
70.01% - 75.00%                       6         2,973,500.00         6.27
75.01% - 80.00%                      13         5,729,310.10        12.08
80.01% - 85.00%                       3         1,283,055.51         2.70
85.01% - 90.00%                      28        13,255,552.95        27.95
90.01% - 95.00%                      32        12,358,596.67        26.05
--------------------------------------------------------------------------------
Total:                              103       $47,433,409.81       100.00%
--------------------------------------------------------------------------------
Minimum: 42.92%
Maximum: 95.00%
Weighted Average: 82.05%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Combined Loan To Value Ratio        COUNT        UPB                 %
--------------------------------------------------------------------------------
<= 0.00%                              2          $1,164,000.00       2.45%
40.01% - 45.00%                       1             442,000.00       0.93
50.01% - 55.00%                       1           1,500,000.00       3.16
55.01% - 60.00%                       3           2,250,400.00       4.74
60.01% - 65.00%                       1             550,000.00       1.16
65.01% - 70.00%                      13           5,926,994.58      12.50
70.01% - 75.00%                       5           2,473,500.00       5.21
75.01% - 80.00%                      14           6,229,310.10      13.13
80.01% - 85.00%                       3           1,283,055.51       2.70
85.01% - 90.00%                      28          13,255,552.95      27.95
90.01% - 95.00%                      32          12,358,596.67      26.05
--------------------------------------------------------------------------------
Total:                              103         $47,433,409.81     100.00%
--------------------------------------------------------------------------------
Minimum: 0.000%
Maximum: 95.000%
Weighted Average:    80.484%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
DTI                                   COUNT      UPB                 %
--------------------------------------------------------------------------------
<= 0.000%                             103        $47,433,409.81      100.00%
--------------------------------------------------------------------------------
Total:                                103        $47,433,409.81      100.00%
--------------------------------------------------------------------------------
Minimum: 0.00%
Maximum: 0.00%
Weighted Average:    0.00%
--------------------------------------------------------------------------------



The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================

                                 April 28, 2003                      Page 2 of 4

                        COLLATERAL STRATIFICATION REPORT
                                   NoDoc Pool
                                   All records

================================================================================

--------------------------------------------------------------------------------
Geographic Concentration           COUNT        UPB                %
--------------------------------------------------------------------------------
California                           25         $10,745,000.00     22.65%
Massachusetts                         9           3,810,350.00      8.03
Virginia                              8           3,573,824.17      7.53
Colorado                              5           3,262,162.66      6.88
Florida                               6           2,777,674.80      5.86
Connecticut                           6           2,589,130.50      5.46
New Jersey                            5           2,507,754.68      5.29
Maryland                              6           2,341,075.00      4.94
Georgia                               4           2,023,909.88      4.27
Indiana                               1           1,500,000.00      3.16
Minnesota                             3           1,463,000.00      3.08
New York                              3           1,461,714.23      3.08
District of Columbia                  3           1,445,000.00      3.05
Louisiana                             2           1,200,000.00      2.53
Michigan                              3           1,103,000.00      2.33
Texas                                 3           1,057,905.51      2.23
Arizona                               2             835,900.00      1.76
Ohio                                  1             750,000.00      1.58
Washington                            2             747,001.38      1.57
Tennessee                             1             437,000.00      0.92
Oregon                                1             413,250.00      0.87
Pennsylvania                          1             369,000.00      0.78
Illinois                              1             350,000.00      0.74
New Hampshire                         1             337,155.00      0.71
Nevada                                1             332,602.00      0.70
--------------------------------------------------------------------------------
Total:                              103         $47,433,409.81    100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
North-South CA                      COUNT          UPB                %
--------------------------------------------------------------------------------
North CA                              19           $8,255,900.00      17.41%
South CA                               6            2,489,100.00       5.25
States Not CA                         78           36,688,409.81      77.35
--------------------------------------------------------------------------------
Total:                               103          $47,433,409.81     100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Zip Code Concentration              COUNT         UPB                %
--------------------------------------------------------------------------------
80906                                 1           $1,500,000.00      3.16%
46032                                 1            1,500,000.00      3.16
20001                                 3            1,445,000.00      3.05
20135                                 1              800,000.00      1.69
94513                                 2              757,500.00      1.60
Other                                95           41,430,909.81     87.35
--------------------------------------------------------------------------------
Total:                              103          $47,433,409.81    100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Loan Purpose                         COUNT       UPB                 %
--------------------------------------------------------------------------------
Purchase                              75         $32,746,722.47      69.04%
Cash Out Refi                         18           9,142,787.34      19.27
No Cash Refi                          10           5,543,900.00      11.69
--------------------------------------------------------------------------------
Total:                               103         $47,433,409.81     100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Document Type                         COUNT       UPB                %
--------------------------------------------------------------------------------
No Doc                                81          $35,045,665.89     73.88%
No Income, No Asset                   22           12,387,743.92     26.12
--------------------------------------------------------------------------------
Total:                               103          $47,433,409.81    100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Property Type                         COUNT       UPB                %
--------------------------------------------------------------------------------
1-Family                              75          $34,173,608.74     72.05%
PUD                                   21            9,910,717.22     20.89
Low-rise Condo                         3            1,405,100.00      2.96
2-Family                               2            1,056,000.00      2.23
High-rise Condo                        2              887,983.85      1.87
--------------------------------------------------------------------------------
Total:                               103          $47,433,409.81    100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Occupancy                             COUNT      UPB                 %
--------------------------------------------------------------------------------
Primary                               102        $47,025,409.81      99.14%
Secondary                               1            408,000.00       0.86
--------------------------------------------------------------------------------
Total:                                103        $47,433,409.81     100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Prepayment Penalty                    COUNT       UPB               %
--------------------------------------------------------------------------------
N                                     103         $47,433,409.81    100.00%
--------------------------------------------------------------------------------
Total:                                103         $47,433,409.81    100.00%
--------------------------------------------------------------------------------
wa TERM: 0.000
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Balloon Flag                          COUNT      UPB                 %
--------------------------------------------------------------------------------
Non-Balloons                          103        $47,433,409.81      100.00%
--------------------------------------------------------------------------------
Total:                                103        $47,433,409.81      100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Mortgage Ins.                        COUNT        UPB                %
--------------------------------------------------------------------------------
Curr LTV < 80%                        40          $20,536,204.68     43.29%
Lender Paid                           48           20,320,009.00     42.84
PMI EXISTS (Unknown Co)                4            1,882,500.00      3.97
PMI Mortgage Insurance                 1              620,069.17      1.31
Radian                                 9            3,673,064.30      7.74
Republic Mortgage                      1              401,562.66      0.85
--------------------------------------------------------------------------------
Total:                               103          $47,433,409.81    100.00%
--------------------------------------------------------------------------------
% LTV > 80 NO MI: 0.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Pay Type                              COUNT      UPB                %
--------------------------------------------------------------------------------
                                      103        $47,433,409.81     100.00%
--------------------------------------------------------------------------------
Total:                                103        $47,433,409.81     100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Lien Type                             COUNT      UPB                 %
--------------------------------------------------------------------------------
First Lien                            103        $47,433,409.81      100.00%
--------------------------------------------------------------------------------
Total:                                103        $47,433,409.81      100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Pledge Loan                           COUNT       UPB               %
--------------------------------------------------------------------------------
None                                    2         $1,164,000.00      2.45%
                                      101         46,269,409.81     97.55
--------------------------------------------------------------------------------
Total:                                103        $47,433,409.81    100.00%
--------------------------------------------------------------------------------



The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================

                                 April 28, 2003                      Page 3 of 4

                        COLLATERAL STRATIFICATION REPORT
                                   NoDoc Pool
                                   All records

================================================================================

--------------------------------------------------------------------------------
Relocation                            COUNT      UPB                  %
--------------------------------------------------------------------------------
                                      88         $40,558,959.00       85.51%
N                                     15           6,874,450.81       14.49
--------------------------------------------------------------------------------
Total:                               103         $47,433,409.81      100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Section-32                            COUNT       UPB               %
--------------------------------------------------------------------------------
                                      103         $47,433,409.81    100.00%
--------------------------------------------------------------------------------
Total:                                103         $47,433,409.81    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Foreign Borrower                      COUNT      UPB                 %
--------------------------------------------------------------------------------
                                      13         $5,858,696.13       12.35%
N                                     88         40,900,688.68       86.23
Y                                      2            674,025.00        1.42
--------------------------------------------------------------------------------
Total:                               103        $47,433,409.81      100.00%
--------------------------------------------------------------------------------



The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================

                                 April 28, 2003                      Page 4 of 4